                                                                    Exhibit 99.2

                       CHASE MORTGAGE FINANCE CORPORATION,

                                  as Depositor

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.,

                           as Trustee and Paying Agent

                                   ----------

                                 TRUST AGREEMENT

                            Dated as of April 1, 2007

                                   ----------

                                TABLE OF CONTENTS

ARTICLE I DEFINED TERMS.....................................................   1

ARTICLE II  THE TRUST.......................................................   3
   Section 2.01.  Transfer of Exchangeable Initial Certificates.............   3
   Section 2.02.  Certificates..............................................   3
   Section 2.03.  Exchanges.................................................   3
   Section 2.04.  Delivery of Instruments...................................   4
   Section 2.05.  Distribution Date Statements to Certificateholders........   5

ARTICLE III  CERTIFICATES; DISTRIBUTIONS....................................   5
   Section 3.01.  Issuance of Certificates..................................   5
   Section 3.02.  Trust Account.............................................   5
   Section 3.03.  Distributions.............................................   6

ARTICLE IV  LIMITATION OF LIABILITY.........................................   6

ARTICLE V  THE TRUSTEE......................................................   6

ARTICLE VI  TERMINATION.....................................................   7

ARTICLE VII  SUPPLEMENTAL AGREEMENTS........................................   7

ARTICLE VIII  MISCELLANEOUS.................................................   7
   Section 8.01.  Certificateholders........................................   7
   Section 8.02.  Governing Law.............................................   8
   Section 8.03.  Demands, Notices and Communications.......................   8
   Section 8.04.  Severability of Provisions................................   8
   Section 8.05.  Tax Status and Reporting..................................   8

ARTICLE IX  APPENDIX A......................................................   1

      APPENDIX A   Available Combinations
      EXHIBIT I    Form of Certificates
      EXHIBIT II   Form of Exchange Letter

     This TRUST AGREEMENT (this "Trust Agreement"), dated as of April 1, 2007, is executed by and among CHASE MORTGAGE FINANCE CORPORATION, as depositor under the Pooling and Servicing Agreement (as defined below) (the "Depositor") and THE BANK OF NEW YORK TRUST COMPANY, N.A., as trustee (in such capacity, the "Trustee") and paying agent (in such capacity, the "Paying Agent").

                                    RECITALS

     WHEREAS, Chase Mortgage Finance Corporation, as depositor, JPMorgan Chase Bank, N.A., as servicer, JPMorgan Chase Bank, N.A., as custodian and The Bank of New York Trust Company, N.A., as trustee and paying agent, have entered into the Pooling and Servicing Agreement dated as of April 1, 2007 (the "Pooling and Servicing Agreement"), creating and establishing the Chase Mortgage Finance Trust Series 2007-S3 (the "Underlying Trust");

     WHEREAS, the Underlying Trust has issued a series of certificates known as the Multi-Class Mortgage Pass-Through Certificates, Series 2007-S3, in certificated form and uncertificated form, evidencing the entire beneficial interests in the Underlying Trust;

     WHEREAS, all or a portion of the Exchangeable Certificates (as defined herein) issued hereunder, each representing an undivided beneficial ownership interest in the related Exchangeable Initial Certificates (as defined herein), may be exchanged for a proportionate interest in such Exchangeable Initial Certificates in the combinations set forth on Appendix A and made a part hereof;

     WHEREAS, all or a portion of the Exchangeable Initial Certificates may be exchanged for the Exchangeable Certificates in the same manner; and

     WHEREAS, the parties hereto desire to create this Trust to issue the Exchangeable Certificates and the Exchangeable Initial Certificates subject to the terms and conditions set forth herein.

     NOW THEREFORE, the parties to this Trust Agreement, in the several capacities hereinabove set forth, do hereby declare and establish this Trust Agreement and do hereby undertake and otherwise agree as follows:

                                    ARTICLE I

                                  DEFINED TERMS

     Capitalized terms used and not defined herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement and the rules of construction set forth therein shall apply hereto. In addition, whenever used in this Trust Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

     "Aggregate Denomination": With respect to any Uncertificated REMIC Interest and any Distribution Date, the aggregate Outstanding Certificate Principal Balance of the Exchangeable Initial Certificates and Exchangeable Certificates relating to such Uncertificated REMIC Interest.

     "Authorized Officer": The Chairman of the Board, the President or any Executive Vice President, Senior Vice President or Vice President.

     "Certificate": A grantor trust pass-through security issued hereunder in a book-entry form as authorized by this Trust Agreement, substantially in the form of Exhibit I hereto.

     "Certificate Registrar": For the purposes of this Trust Agreement, the Certificate Registrar appointed pursuant to Section 4.05 of the Pooling and Servicing Agreement which shall act as Certificate Registrar under this Trust Agreement subject to the terms and conditions and entitled to the same rights, protections and indemnities set forth in the Pooling and Servicing Agreement.

     "Class Distribution Amount": With respect to each Class of Exchangeable Initial Certificates and Exchangeable Certificates and a Distribution Date, the amount of distributions allocated to such Class pursuant to Section 6.01 of the Pooling and Servicing Agreement.

     "Code": The Internal Revenue Code of 1986, as amended, including any successor or amendatory provisions.

     "Exchangeable Certificates": The Class 1-A18, Class 1-A20, Class 1-A22, Class 1-A23 and Class 1-A24 Certificates, or the Certificates of each such Class, as the context may require, issued hereunder.

     "Exchangeable Combination" means any of Exchangeable Combination 1, Exchangeable Combination 2, Exchangeable Combination 3, Exchangeable Combination 4 or Exchangeable Combination 5.

     "Exchangeable Combination 1" means the Class 1-A14, Class 1-A15 and Class 1-A20 Certificates.

     "Exchangeable Combination 2" means the Class 1-A21, Class 1-A17 and Class 1-A18 Certificates.

     "Exchangeable Combination 3" means the Class 1-A21, Class 1-A17 and Class 1-A22 Certificates.

     "Exchangeable Combination 4" means the Class 1-A21, Class 1-A17 and Class 1-A23 Certificates.

     "Exchangeable Combination 5" means the Class 1-A21, Class 1-A17 and Class 1-A24 Certificates.

     "Exchangeable Initial Certificates": The Class 1-A14, Class 1-A15, Class 1-A17, and Class 1-A21 Certificates, or the Certificates of each such Class, as the context may require, issued hereunder.

     "Issue Date": April 25, 2007.

     "Prospectus": The prospectus dated April 17, 2007 as supplemented by a prospectus supplement dated April 24, 2007, relating to the Chase Mortgage Finance Trust Series 2007-S3 Multi-Class Mortgage Pass Through Certificates.

     "Trust": The trust created by this Trust Agreement, the corpus of which consists of the Trust Fund.

     "Trust Account": As defined in Section 3.02 hereof.

     "Trust Fund": The corpus of the trust created by this Trust Agreement, consisting of the Trust Account and the Uncertificated REMIC Interests issued by the Underlying Trust and all payments thereon and all rights thereunder.

     "Uncertificated REMIC Interests": The rights created under the Pooling and Servicing Agreement with respect to the Class 1-A14, Class 1-A15, Class 1-A17, and Class 1-A21 Certificates (without giving effect to any issuance of Exchangeable Certificates pursuant to the terms of this Trust Agreement), which rights are deposited in the trust created pursuant to this Trust Agreement.

     "Underlying Trust": Chase Mortgage Finance Trust Series 2007-S3.

                                   ARTICLE II

                                    THE TRUST

     Section 2.01. Transfer of Exchangeable Initial Certificates. Upon the presentation and surrender by any Holder of its Exchangeable Initial Certificates in the appropriate combination as set forth on Appendix A, such Holder shall hereunder transfer, assign, set over and otherwise convey to the Trustee, all of such Holder's right, title and interest in and to such Exchangeable Initial Certificates.

     The Trustee acknowledges (i) the transfer and assignment to it of the Uncertificated REMIC Interests pursuant to Section 4.01(e) of the Pooling and Servicing Agreement and (ii) any transfer and assignment of certificated Exchangeable Initial Certificates pursuant to the foregoing paragraph, and hereby declares that it will hold the same in trust for the Certificateholders on the terms in this Trust Agreement contained.

     Section 2.02. Certificates. The Certificates authorized by this Trust Agreement shall consist of each Class of Exchangeable Certificates and certificated Class of Exchangeable Initial Certificates having the characteristics specified or determined as described in Appendix A, and otherwise shall be subject to the terms and provisions set forth herein.

     Section 2.03. Exchanges. Exchangeable Certificates shall be exchangeable on the books of DTC for Exchangeable Initial Certificates, and Exchangeable Initial Certificates shall be exchangeable on the books of DTC for Exchangeable Certificates, on and after the Closing Date, by notice to the Paying Agent substantially in the form of Exhibit I hereto or, under the terms and conditions hereinafter set forth and otherwise in accordance with the procedures specified in the Pooling and Servicing Agreement.

     Each Class of Exchangeable Initial Certificates shall be exchangeable for the related Class of Exchangeable Certificates in respective denominations determined based on the proportion that the initial Outstanding Certificate Principal Balances of such Exchangeable Initial Certificates bear to the Original Certificate Principal Balance of the related Exchangeable Certificates, as set forth in Appendix A. Upon any such exchange the portions of the Exchangeable Initial Certificates designated for exchange shall be deemed cancelled and replaced by the Exchangeable Certificate issued in exchange therefor. Correspondingly, Exchangeable Certificates may be further designated for exchange for Certificates of the related Exchangeable Initial Certificates in respective denominations determined based on the proportion that the initial Outstanding Certificate Principal Balances of such Exchangeable Initial Certificates bear to the Original Certificate Principal Balances of the related Exchangeable Certificates, as set forth in Appendix A. There shall be no limitation on the number of exchanges authorized pursuant to this Section 2.03, and, except as provided in this Trust Agreement, no fee or other charge shall be payable to the Trustee, the Paying Agent or DTC in connection therewith.

     In order to effect an exchange of Certificates, the Certificateholder shall notify the current relationship manager or administrator at the Paying Agent listed on the most recent report to Certificateholders no later than two Business Days before the proposed exchange date. The exchange date with respect to the Certificates may be any Business Day other than the first or last Business Day of the month subject to the Paying Agent's approval. The notice must be on the Certificateholder's letterhead, carry a medallion stamp guarantee and set forth the following information: the CUSIP number of both Certificates to be exchanged and Certificates to be received; the Outstanding Certificate Principal Balance and the Original Certificate Principal Balance of the Certificates to be exchanged; the Certificateholder's DTC participant number; and the proposed exchange date. After receiving the notice, the Paying Agent shall e-mail the Certificateholder with wire payment instructions relating to the exchange fee. A notice becomes irrevocable on the second Business Day before the proposed exchange date.

     Notwithstanding any other provision herein set forth, a fee of $4,000 shall be payable to the Paying Agent in connection with each exchange.

     The Paying Agent shall make the first distribution on an Exchangeable Certificate or an Exchangeable Initial Certificate received in an exchange transaction on the Distribution Date in the month following the month of the exchange to the Certificateholder of record as of the close of business on the last day of the month of the exchange.

     Section 2.04. Delivery of Instruments. The Paying Agent shall furnish to each Holder, upon request, copies of this Trust Agreement, without attachments, applicable to the Certificate(s) held by such Holder.

     Section 2.05. Distribution Date Statements to Certificateholders. Not later than each Distribution Date, the Paying Agent shall make available to each Certificateholder, the Depositor, the Trustee and any other interested parties a statement setting forth:

          (i) exchanges that took place since the last Distribution Date;

          (ii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest;

          (iii) the Outstanding Certificate Principal Balances (or notional amounts, as applicable) of the outstanding Exchangeable Initial Certificates and Exchangeable Certificates;

          (iv) the pass-through rates on the outstanding Classes of Exchangeable Initial Certificates and Exchangeable Certificates;

          (v) interest and principal paid to, and losses allocated, to the outstanding Classes of Exchangeable Certificates; and

          (vi) if no exchanges have occurred.

                                   ARTICLE III

                           CERTIFICATES; DISTRIBUTIONS

     Section 3.01. Issuance of Certificates. The Classes of Certificates shall be issued in book-entry form and shall be maintained in the names of the record owners thereof as entries on the books of DTC. Such Certificates shall be in authorized denominations of $100,000 and integral multiples of $1 in excess thereof and may be transferred or pledged in accordance with and subject to regulations governing use of the book-entry system (as the same shall be in effect at the time of any such transfer or pledge) and procedures that are followed generally for book-entry securities.

     On the Closing Date, the Original Certificate Principal Balance (or notional amount, as applicable) of each Class of Exchangeable Initial Certificates and Exchangeable Certificates will be the amount set forth for such Class in Section 4.01(d) of the Pooling and Servicing Agreement. With respect to any Distribution Date, the Outstanding Certificate Principal Balance (or notional amount, as applicable) of the Exchangeable Initial Certificates and Exchangeable Certificates will depend upon, among other factors, which exchanges, if any, have taken place hereunder. Any such exchange shall be made in accordance with the requirements set forth in Appendix A.

     Section 3.02. Trust Account. On or before the Issue Date, the Paying Agent shall either (i) open with a depository institution one or more trust accounts in the name of the Trustee on behalf of the Trust Fund that shall collectively be the "Trust Account," (ii) in lieu of maintaining any such account or accounts, maintain the Trust Account by means of appropriate entries on its books and records designating all amounts credited thereto in respect of the Uncertificated REMIC Interests and all investments of any such amounts as being held by it in its capacity as Paying Agent for the benefit of the Holders of the Certificates or (iii) maintain the Trust Account in the form of any combination of accounts or book entries described in clauses (i) and (ii) above. Any manner or manners in which the Trust Account is maintained may at any time be changed without notice to, or the approval of, Holders of the Certificates so long as funds held in the Trust Fund by, or for the account of, the Paying Agent shall at all times be identified. To the extent that the Trust Account is maintained by the Paying Agent in the manner provided for in clause
(ii) above, all references herein to deposits and withdrawals from the Trust Account shall be deemed to refer to credits and debits to the related books of the Paying Agent.

     The Paying Agent shall deposit in the Trust Account all distributions in respect of the Uncertificated REMIC Interests received by it as Paying Agent hereunder. All such distributions deposited from time to time in the Trust Account and all investments made with such moneys, including all income or other gain from such investments, shall be held by the Paying Agent in the Trust Account as part of the Trust Fund as herein provided, subject to withdrawal by the Paying Agent for distributions on the Certificates.

     Section 3.03. Distributions. On each Distribution Date, the Paying Agent shall withdraw from the Trust Account the Class Distribution Amount for each Class and shall make the appropriate distributions to the Holders of each such Class. All distributions of such Class Distribution Amount that are made with respect to a particular Class of Certificates shall be made pro rata among all Certificates of such Class in proportion to their respective outstanding principal balances, with no preference or priority of any kind.

     Section 3.04. Allocation of Losses and Certain Other Amounts. For the avoidance of doubt, any losses, shortfalls, prepayments or increases in principal amount related to Subsequent Recoveries allocable to the Uncertificated REMIC Interests pursuant to the terms of the Pooling and Servicing Agreement shall result in a proportionate reduction or increase in the Aggregate Denomination of the corresponding Class or Classes of Certificates issued hereunder.

                                   ARTICLE IV

                             LIMITATION OF LIABILITY

     The Trustee and the Paying Agent shall be entitled to the same rights, protections and indemnities afforded to them under the Pooling and Servicing Agreement.

                                    ARTICLE V

                                   THE TRUSTEE

     In the event that there shall be any matter arising under the Pooling and Servicing Agreement that requires the vote of Holders of Certificates outstanding thereunder, the Trustee as the holder of the related Uncertificated REMIC Interests shall vote such Uncertificated REMIC Interests in such amounts and proportions as shall reflect instructions received from

Holders of any Outstanding Exchangeable Initial Certificates and any Exchangeable Certificates issued in exchange for such Uncertificated REMIC Interests.

                                   ARTICLE VI

                                   TERMINATION

     The respective obligations and responsibilities of the Paying Agent and the Trustee shall terminate as to the Trust Fund upon the same terms and conditions as the Pooling and Servicing Agreement.

                                   ARTICLE VII

                             SUPPLEMENTAL AGREEMENTS

     This Trust Agreement may be amended or supplemented from time to time by the Depositor, the Paying Agent and the Trustee upon the same terms and conditions as the Pooling and Servicing Agreement may be amended or supplemented.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.01. Certificateholders. The death or incapacity of any Certificateholder shall neither operate to terminate this Trust Agreement, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding-up of the affairs of the Trust Fund, nor otherwise affect the rights, duties and obligations of any of the parties to this Trust Agreement.

     Except as provided in Article V and Article VII, no Certificateholder shall have any right to vote or in any manner otherwise control the operation and management of the Trust Fund or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Trust Agreement pursuant to any provision hereof.

     No Certificateholder shall have any right, by virtue of any provision of this Trust Agreement, to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Trust Agreement unless an Event of Default shall have occurred and be continuing in respect of this Trust Agreement. It is understood and intended, and is expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue of any provision of this Trust Agreement to affect, disturb or prejudice the rights of the Holders of any other such Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder, or to enforce any right under this Trust Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of the Section, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

     Section 8.02. Governing Law. THIS TRUST AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     Section 8.03. Demands, Notices and Communications. All formal demands, notices and communications by and among the Trustee, the Paying Agent, the Certificate Registrar and the Holder of any Certificate shall be in writing and delivered in person or by first class mail, postage prepaid to the Trustee at its address set forth in the Pooling and Servicing Agreement. Any notice so mailed within the time prescribed in this Trust Agreement shall be conclusively presumed to have been duly given whether or not the Person to whom such notice shall have been directed receives such notice.

     Section 8.04. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Trust Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Trust Agreement and shall in no way affect the validity or enforceability of the other provisions of this Trust Agreement or of the Certificates or the rights of the Holders thereof.

     Section 8.05. Tax Status and Reporting. It is the intended that the Trust Fund created hereunder be considered a "grantor trust" under the Code. Based upon such characterization, within a reasonable period of time after the end of each calendar year but not later than the latest date permitted by law, the Paying Agent shall mail to each person who so requests in writing and who at anytime during such calendar year shall have been a Certificateholder the necessary information under applicable law for preparation of such Holder's federal and state income tax returns unless substantially similar information has been previously provided to such Certificateholder.

     For federal income tax purposes, the grantor trust created hereunder shall have a calendar year taxable year. The Paying Agent shall prepare or cause to be prepared and shall file or cause to be filed with the Internal Revenue Service and applicable state or local tax authorities, income tax information returns for each taxable year with respect to the grantor trust.

     IN WITNESS WHEREOF, the parties hereto hereby execute this Trust Agreement, as of the day and year first above written.


                                        THE BANK OF NEW YORK TRUST
                                        COMPANY, N.A.,
                                        as Trustee and Paying Agent


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        CHASE MORTGAGE FINANCE CORPORATION,
                                        as Depositor


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                   APPENDIX A

                 PERMITTED EXCHANGEABLE CERTIFICATE COMBINATIONS

           EXCHANGEABLE INITIAL CERTIFICATES                              EXCHANGEABLE CERTIFICATES
----------------------------------------------------------   ---------------------------------------------------
                           ORIGINAL
                         CERTIFICATE
                      PRINCIPAL BALANCE                                      RELATED MAXIMUM
    EXCHANGEABLE          OR RELATED                         EXCHANGEABLE      CERTIFICATE
    COMBINATIONS       NOTIONAL AMOUNT    CERTIFICATE RATE      CLASSES     PRINCIPAL BALANCE   CERTIFICATE RATE
-------------------   -----------------   ----------------   ------------   -----------------   ----------------
    EXCHANGEABLE
  COMBINATION 1 (1)
Class 1-A14              $ 16,453,428          6.000%        Class 1-A20       $ 46,014,619          6.0000%
Class 1-A15              $ 29,561,191          6.000%

    EXCHANGEABLE
 COMBINATION 2 (2)
Class 1-A21              $178,572,000          5.500%        Class 1-A18       $178,572,000            (3)
Class 1-A17              $ 14,881,000          6.000%

    EXCHANGEABLE
 COMBINATION 3 (4)
Class 1-A21              $178,572,000          5.500%        Class 1-A22       $178,572,000            (3)
Class 1-A17              $  3,720,250          6.000%

    EXCHANGEABLE
 COMBINATION 4 (5)
 Class 1-A21             $178,572,000          5.500%        Class 1-A23       $178,572,000            (3)
 Class 1-A17             $  7,440,500          6.000%

           EXCHANGEABLE INITIAL CERTIFICATES                              EXCHANGEABLE CERTIFICATES
----------------------------------------------------------   ---------------------------------------------------
                           ORIGINAL
                         CERTIFICATE
                      PRINCIPAL BALANCE                                      RELATED MAXIMUM
    EXCHANGEABLE          OR RELATED                         EXCHANGEABLE      CERTIFICATE
    COMBINATIONS       NOTIONAL AMOUNT    CERTIFICATE RATE      CLASSES     PRINCIPAL BALANCE   CERTIFICATE RATE
-------------------   -----------------   ----------------   ------------   -----------------   ----------------
   EXCHANGEABLE
COMBINATION 5 (6)
Class 1-A21              $178,572,000          5.500%        Class 1-A24       $178,572,000            (3)
Class 1-A17              $ 11,160,750          6.000%

(1) The Class 1-A14 and Class 1-A15 Certificates must be exchanged in a ratio of (i) $16,453,428 of Original Certificate Principal Balance to (ii) $29,561,191 of Original Certificate Principal Balance, respectively.

(2) The Class 1-A21 and Class 1-A17 Certificates must be exchanged in a ratio of (i) $178,572,000 of Original Certificate Principal Balance to (ii) $14,881,000 of Original Certificate Principal Balance, respectively.

(3) The Certificate Rate on the Class 1-A18, Class 1-A22, Class 1-A23 and Class 1-A24 Certificates will equal a per annum rate equal to, for any Distribution Date (x) prior to the Credit Support Depletion Date, 6.000%, 5.625%, 5.750% and 5.875%, respectively, or (y) on or after the Credit Support Depletion date, the sum of (A) 5.50% and (B) a fraction, the numerator of which is the product of (i) 12, (ii) the interest accrued on the Class 1-A17 Certificates (without taking account of any exchanges) for such distribution date and (iii) (a) 14,881,000, (b) 3,720,250, (c) 7,440,500 and (d) 11,160,750, respectively, and the denominator of which is the product of (i) the principal balance of the Class 1-A18, Class 1-A22, Class 1-A23 or Class 1-A24 Certificates, as applicable, and (ii) 16,443,500. If the principal balance of the Class 1-A18, Class 1-A22, Class 1-A23 or Class 1-A24 Certificates is reduced to zero while any such class of Certificates is entitled to receive interest amounts from the portion of the Class 1-A17 Certificates exchanged for such class, such interest entitlement will not be expressed as a Certificate Rate and such class will be entitled to interest amounts that would otherwise be paid to the Class 1-A17 Certificates exchanged for such class.

(4) The Class 1-A21 and Class 1-A17 Certificates must be exchanged in a ratio of (i) $178,572,000 of Original Certificate Principal Balance to (ii) $3,720,250 of Original Certificate Principal Balance, respectively.

(5) The Class 1-A21 and Class 1-A17 Certificates must be exchanged in a ratio of (i) $178,572,000 of Original Certificate Principal Balance to (ii) $7,440,500 of Original Certificate Principal Balance, respectively.

(6) The Class 1-A21 and Class 1-A17 Certificates must be exchanged in a ratio of (i) $178,572,000 of Original Certificate Principal Balance to (ii) $11,160,750 of Original Certificate Principal Balance, respectively.

                                    EXHIBIT I

                       (FORM OF EXCHANGEABLE CERTIFICATE)

     [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE PAYING AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO. HAS AN INTEREST HEREIN.]

     SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS (1) A BENEFICIAL OWNERSHIP INTEREST OF A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") OR (2) A BENEFICIAL OWNERSHIP INTEREST OF CERTAIN PAYMENTS ON ONE OR MORE REGULAR INTERESTS.

     THIS CERTIFICATE IS PAYABLE SOLELY FROM THE ASSETS OF THE TRUST FUND, AND DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN CHASE MORTGAGE FINANCE CORPORATION (THE "DEPOSITOR"), JPMORGAN CHASE BANK, N.A. (THE "SERVICER") OR THE TRUSTEE REFERRED TO BELOW OR ANY OF THEIR AFFILIATES. NEITHER THIS CERTIFICATE, THE REMIC REGULAR INTEREST REPRESENTED HEREBY NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED OR INSURED BY THE DEPOSITOR, THE SERVICER, THE TRUSTEE OR BY ANY OF THEIR AFFILIATES OR BY ANY GOVERNMENTAL AGENCY OR INSTRUMENTALITY.

     FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE PRINCIPAL BALANCE OR NOTIONAL AMOUNT OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE ORIGINAL DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY ASCERTAIN ITS CURRENT PRINCIPAL BALANCE OR NOTIONAL AMOUNT, AS APPLICABLE, BY INQUIRY OF THE PAYING AGENT.

     THIS CERTIFICATE IS AN [EXCHANGEABLE INITIAL CERTIFICATE] [EXCHANGEABLE CERTIFICATE] AND MAY BE EXCHANGED FOR THE [EXCHANGEABLE CERTIFICATES] [EXCHANGEABLE INITIAL CERTIFICATES] IN THE RELATED EXCHANGEABLE COMBINATION.

     THIS CERTIFICATE DOES NOT PURPORT TO SUMMARIZE THE POOLING AND SERVICING AGREEMENT (THE "AGREEMENT") OR THE TRUST AGREEMENT (THE "TRUST AGREEMENT" AND TOGETHER WITH THE AGREEMENT, THE

     "AGREEMENTS"), AND REFERENCE IS MADE TO THE AGREEMENTS FOR THE INTERESTS, RIGHTS AND LIMITATIONS OF RIGHTS, BENEFITS, OBLIGATIONS AND DUTIES EVIDENCED THEREBY, AND THE RIGHTS, DUTIES AND IMMUNITIES OF THE TRUSTEE AND THE PAYING AGENT.

     TO THE EXTENT NOT DEFINED HEREIN, THE CAPITALIZED TERMS USED HEREIN HAVE THE MEANINGS ASSIGNED IN THE TRUST AGREEMENT.

                            CLASS __-A__ CERTIFICATE

Number: 07-S3-A-[ ]-1                   Original Denomination:
                                        $

Cut-off Date: April 1, 2007             Final Scheduled
                                        Distribution Date: May 25, 2037

Initial Distribution Date:              Maximum Principal
May 25, 2007                            Balance [Notional Amount]
                                        of all Class A-[ ]
                                        Certificates: $

Certificate Rate:                       CUSIP:

Registered Owner:

                   CHASE MORTGAGE FINANCE TRUST SERIES 2007-S3
                  MULTI-CLASS MORTGAGE PASS-THROUGH CERTIFICATE

          This certifies that the Registered Owner identified above is the registered owner of the ownership interest (the "Ownership Interest") evidenced by this Certificate in certain distributions with respect to (i) a pool of mortgage loans formed and sold by Chase Mortgage Finance Corporation (the "Depositor"), and certain other property held in trust for the benefit of certificateholders of Chase Mortgage Finance Trust Series 2007-S3, as described in the Agreement, and (ii) Uncertificated REMIC Interests pursuant to the terms of the Trust Agreement. The Trust Fund was created pursuant to a Trust Agreement dated as of the Cut-off Date specified above (the "Trust Agreement") among the Depositor, the Trustee and the Paying Agent. The Chase Mortgage Finance Trust Series 2007-S3 was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date among the Depositor, the Servicer, the Custodian, the Trustee and the Paying Agent. Distributions on this Certificate will be made primarily from collections on the Uncertificated REMIC Interests pursuant to the terms of the Trust Agreement, which in turn will be made primarily from collections on the applicable Mortgage Loans pursuant to the terms of the Pooling Agreement.

          This Certificate is one of a duly authorized issue of Certificates, as designated above, and is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound. Anyone acquiring this Certificate may ascertain its current Principal Balance or Notional amount, as applicable, by inquiry of the Paying Agent.

          Any term used herein that is defined in the Trust Agreement shall have the meaning assigned in the Trust Agreement, and nothing herein shall be deemed inconsistent with that meaning. Any term used herein that is not defined in the Trust Agreement and that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

          As provided in the Trust Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

          Pursuant to the terms of the Trust Agreement and the Pooling Agreement, the Paying Agent will distribute from funds in the Certificate Account the amount specified in the Agreement on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the Initial Distribution Date.

          Distributions on this Certificate will be made in the manner specified in the Agreement. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Paying Agent, of the pendency of such distribution, and only upon presentation and surrender of this Certificate at the office of the Paying Agent specified in such notice of final distribution.

          The Paying Agent will cause to be kept at its Agency & Trust Office in New York, New York, or at the office of its designated agent, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Paying Agent will provide for the registration of Certificates and of transfers and exchanges of Certificates. Upon surrender for registration of transfer of any Certificate at any office or agency of the Paying Agent, maintained for such purpose, the Paying Agent will, subject to the limitations set forth in the Agreement, authenticate and deliver, in the name of the designated transferee or transferees, a Certificate of a like class and dated the date of authentication by the Authenticating Agent.

          The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Trust Account for payment hereunder and that the Paying Agent is not liable to the Certificateholders for any amount payable under this Certificate or the Trust Agreement or, except as expressly provided in the Trust Agreement, subject to any liability under the Trust Agreement.

          This Certificate may be exchanged for another Certificate or Certificates in the related Exchangeable Combination only on the days of each month specified in the Trust Agreement, subject to certain terms and conditions specified in the Trust Agreement, including the payment to the Paying Agent of a fee (as described in the Trust Agreement) with respect to each exchange.

          Prior to due presentation of a Certificate for registration of transfer, the Depositor, the Servicer, the Paying Agent and the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate and the Percentage Interest in the Trust Fund evidenced thereby for the purpose of receiving distributions pursuant to the Agreement and for all other purposes whatsoever, and neither the Depositor, the Servicer, the Paying Agent nor the Trustee will be affected by notice to the contrary.

          The Agreements may be amended from time to time by the Depositor, the Servicer and the Trustee in the manner specified in the Agreement.

          The respective obligations and responsibilities of the Depositor, the Servicer (except the duty to pay the Trustee's fees and expenses and indemnification hereunder) and the Trustee shall terminate in the manner specified in the Agreements; provided, however, that in no event shall the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James's, living on the date hereof.

          Unless the certificate of authentication has been executed by the Authenticating Agent, by manual signature, this Certificate shall not be entitled to any benefit under the Agreements or be valid for any purpose.

          IN WITNESS WHEREOF, the Depositor has caused this Certificate to be duly executed.

Dated: April 25, 2007                   CHASE MORTGAGE FINANCE
                                        CORPORATION


                                        By:
                                            ------------------------------------
                                            Authorized Officer

Dated: April 25, 2007                   CERTIFICATE OF AUTHENTICATION

                                        This is one of the
                                        Certificates referred to
                                        in the within-mentioned
                                        Agreement.

                                        THE BANK OF NEW YORK TRUST COMPANY, N.A.
                                        as Authenticating Agent


                                        By:
                                            ------------------------------------
                                            Authorized Signatory

                                   ASSIGNMENT

          FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto __________________________________________________________
________________________________________________________________________________

          (Please print or typewrite name and address including postal zip code of assignee) the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

          I (We) further direct the Paying Agent to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:


                                        ----------------------------------------
                                        Signature by or on behalf of assignor

                            DISTRIBUTION INSTRUCTIONS

          The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _____________________________________________________________
________________________________________________________________________________
for the account of ____________________________________________________________,
account number ______________, or, if mailed by check, to ______________________
__________________________. Statements should be mailed to ____________________.
________________________________________________________________________________
_______________________________________________________________________________.

         This information is provided by, ______________________________________
the assignee named above, or __________________________________________________,
as its agent.

STATE OF    )
            )  ss.:
COUNTY OF   )

     On the day of _______, 200_ before me, a notary public in and for said State, personally appeared ___________________________________, known to me who, being by me duly sworn, did depose and say that he executed the foregoing instrument.


                                        ----------------------------------------
                                        Notary Public

[Notarial Seal]

                                   EXHIBIT II

                             FORM OF EXCHANGE LETTER

                                                                __________, 20__

The Bank of New York Trust Company, N.A.
601 Travis, 16th Floor
Houston, Texas 77002,
Attention: CMFT Series 2007-S3

     Re: Chase Mortgage Finance Trust Series 2007-S3,
         Multi-Class Mortgage Pass-Through Certificates, Series 2007-S3

Ladies and Gentlemen:

     Pursuant to the terms of that certain Trust Agreement dated as of April 1, 2007 (the "Trust Agreement"), by and among Chase Mortgage Finance Corporation, as depositor and The Bank of New York Trust Company, N.A., as trustee (the "Trustee") and paying agent (the "Paying Agent"), we hereby present and surrender the [Exchangeable Initial Certificates] [Exchangeable Certificates] specified on Schedule I attached hereto [(the "Exchangeable Initial Certificates")] [(the "Exchangeable Certificates")] and transfer, assign, set over and otherwise convey to the Paying Agent, all of our right, title and interest in and to the [Exchangeable Initial Certificates] [Exchangeable Certificates] including all payments of interest thereon received after _________________, 2007, in exchange for the [Exchangeable Certificates][Exchangeable Initial Certificates] specified on Schedule I attached hereto.

     We agree that upon such exchange the portions of the [Exchangeable Initial Certificates][Exchangeable Certificates] designated for exchange shall be deemed cancelled and replaced by the [Exchangeable Certificates][Exchangeable Initial Certificates] issued in exchange therefor. We confirm that we have paid a fee of $4,000 to the Paying Agent in connection with such exchange.

                                        Sincerely,

                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

Acknowledged by:

THE BANK OF NEW YORK TRUST
COMPANY, N.A.,
as Paying Agent


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------

                                   SCHEDULE I


                                      II-4